Exhibit 99.1
Domo Announces Third Quarter Fiscal 2024 Financial Results

Silicon Slopes, Utah - November 30, 2023 - Domo, Inc. (Nasdaq: DOMO) today announced results for its fiscal third quarter ended October 31, 2023.

Fiscal Third Quarter Results
•Total revenue was $79.7 million, an increase of 1% year over year
•Subscription revenue was $71.3 million, an increase of 3% year over year
•Subscription revenue represented 89% of total revenue
•Billings were $74.8 million, an increase of 1% year-over-year
•Remaining Performance Obligations (RPO) was $367.2 million as of October 31, 2023, an increase of 4% year over year
•RPO expected to be recognized as revenue in the next 12 months was $230.8 million as of October 31, 2023, consistent with Q3 FY23
•Net cash used in operating activities was $4.3 million
•GAAP subscription gross margin was 84%, consistent with Q3 FY23
•Non-GAAP subscription gross margin was 85%, consistent with Q3 FY23
•GAAP operating margin increased by 9 percentage points year over year
•Non-GAAP operating margin increased by 5 percentage points year over year
•GAAP net loss was $16.4 million, and GAAP net loss per share was $0.45, based on 36.3 million weighted-average shares outstanding
•Non-GAAP net loss was $24.0 thousand, and non-GAAP net loss per share was $0.00, based on 36.3 million weighted-average shares outstanding
•Cash, cash equivalents, and restricted cash were $57.4 million as of October 31, 2023

“In Q3, we exceeded guidance for key top-line metrics and delivered record operating margin. I am confident we are focused on the right initiatives--such as driving consumption and offering a true freemium model--to help accelerate our path to long-term, profitable growth,” said Josh James, founder and CEO, Domo. “Customers continue to realize significant value from our platform, and I’m incredibly proud of the talent and dedication of our team in helping us deliver on our mission to put data to work for everyone.”

Recent Highlights
We believe the following announcements and recognition demonstrate our commitment to product innovation and customer value:
•Domo was a leader in Nucleus Research’s 2023 Embedded Analytics Technology Value Matrix for the third consecutive year.

Exhibit 99.1
•Domo and customer Regional One Health received a Nucleus Research ROI Award for achieving a total ROI of 190% through the adoption of Domo's data experience platform.
•Domo was ranked as an Overall Experience Leader in Dresner Advisory Services' 2023 Small and Midsize Enterprise Business Intelligence Market Study and was named an Overall Leader in Dresner Advisory Services’ 2023 Industry Excellence Awards.
•Domo was named to the 2023 Constellation ShortList™ for Marketing Analytics Solutions, its ninth placement on this ShortList.

Business Outlook
Based on information available as of November 30, 2023, Domo is providing the following guidance for its fourth fiscal quarter and full year fiscal 2024:
Q4 Fiscal 2024
•Revenue is expected to be in the range of $79.0 million to $80.0 million
•Non-GAAP net loss per share, basic and diluted, is expected to be between $0.05 and $0.09 based on 36.8 million weighted-average shares outstanding, basic and diluted
Full Year Fiscal 2024
•Revenue is expected to be in the range of $317.8 million to $318.8 million, representing year-over-year growth of 2-4%.
•Non-GAAP net loss per share, basic and diluted, is expected to be between $0.24 and $0.28 based on 36.1 million weighted-average shares outstanding, basic and diluted
We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because certain items that impact these measures are not within our control or cannot be reasonably predicted.

Earnings Call Details
Domo plans to host a conference call today to review its fiscal 2024 third quarter financial results and to discuss its financial outlook. The call is scheduled to begin at 3:00 p.m. MT/ 5:00 p.m. ET. A live webcast of the event will be available on the Domo Investor Relations website at https://www.domo.com/ir. Participants can register for the call in advance by visiting https://conferencingportals.com/event/UamMeXVB. Instructions will be shared on how to join the call after registering.

A replay will be available at (800) 770-2030 or (647) 362-9199 with conference ID #41576 following the completion of the conference call until 11:59 p.m. (ET) December 14, 2023.

Exhibit 99.1

About Domo
Domo puts data to work for everyone so they can multiply their impact on the business. Our cloud-native data experience platform goes beyond traditional business intelligence and analytics, making data visible and actionable with user-friendly dashboards and apps. Underpinned by AI, data science and a secure data foundation that connects with existing cloud and legacy systems, Domo helps companies optimize critical business processes at scale and in record time to spark the bold curiosity that powers exponential business results.

For more information, visit www.domo.com. You can also follow Domo on X, Facebook and LinkedIn.

Domo Disclosure Channels to Disseminate Information
Domo investors and others should note that we announce material information to the public about our company, products and services, and other issues through a variety of means, including Domo’s website, press releases, filings with the U.S. Securities and Exchange Commission (SEC), blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. We intend to use the Domo Facebook page, the Domo LinkedIn page, the Domo blog, the @Domotalk X account and the @JoshJames X account as a means of disclosing information about the Company and its services and for complying with the disclosure obligations under Regulation FD. The information we post through these social media channels may be deemed material. Accordingly, we encourage investors and others to monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts. The social media channels that we intend to use as a means of disclosing the information described here may be updated from time to time as listed on our investor relations webpage.

Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we reference in this press release and the accompanying tables the following non-GAAP financial measures: billings, non-GAAP subscription gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, and adjusted free cash flow. In computing these measures, we exclude the effects of certain items including stock-based compensation expense, amortization of certain intangible assets, severance of executive officers who report to the Chief Executive Officer, and proceeds from shares issued in connection with the employee stock purchase plan.

Exhibit 99.1
As it relates to adjusted free cash flow, we add back amounts equal to the proceeds from shares issued in connection with employee stock purchase plan to reflect the non-cash nature of these transactions. Because no cash is exchanged in these transactions, showing proceeds in the financing section of the statement of cash flows as required by GAAP results in a corresponding decrease in the operating section, which management believes is not indicative of actual cash used in or provided by our operations. We believe that this non-GAAP cash metric is useful because it provides investors with the same information that management uses to consistently evaluate, forecast and measure the Company’s actual cash flows and its ability to achieve and maintain positive cash flows.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

During the current fiscal year, we revised our definition for non-GAAP statement of operations line items to adjust for executive severance expenses. We have revised the prior period amounts to conform to our current period presentation.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this release.

Exhibit 99.1
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements of our Chief Executive Officer, statements regarding our future, expectations for RPO in the next 12 months, our financial outlook for our fourth fiscal quarter and full fiscal year 2024, and results for future periods. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the SEC, including, without limitation, the Annual Report on Form 10-K filed with the SEC on March 27, 2023 and the Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2023 expected to be filed with the SEC on or about December 11, 2023. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.
# # #

Domo is a registered trademark of Domo, Inc.

Domo, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2022	2023	2022	2023
Revenue:
Subscription	$69,041	$71,293	$201,022	$213,594
Professional services and other	9,985	8,382	27,999	25,211
Total revenue	79,026	79,675	229,021	238,805
Cost of revenue:
Subscription (1)	11,342	11,523	32,721	33,588
Professional services and other (1)	7,572	7,253	22,167	22,847
Total cost of revenue	18,914	18,776	54,888	56,435
Gross profit	60,112	60,899	174,133	182,370

Operating expenses:
Sales and marketing (1), (3)	41,012	40,262	131,299	124,464
Research and development (1)	24,583	19,729	73,108	63,931
General and administrative (1), (2), (3)	13,029	12,130	42,514	35,509
Total operating expenses	78,624	72,121	246,921	223,904
Loss from operations	(18,512)	(11,222)	(72,788)	(41,534)

Other expense, net (1)	(5,032)	(4,930)	(12,383)	(14,549)
Loss before income taxes	(23,544)	(16,152)	(85,171)	(56,083)
Provision for income taxes	167	261	567	801
Net loss	$(23,711)	$(16,413)	$(85,738)	$(56,884)

Net loss per share (basic and diluted)	$(0.69)	$(0.45)	$(2.53)	$(1.59)
Weighted-average number of shares (basic and diluted)	34,392	36,310	33,893	35,812

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue:
Subscription	$667	$670	$2,176	$1,958
Professional services and other	308	359	1,339	1,311
Sales and marketing	7,336	6,364	23,284	19,260
Research and development	5,909	4,621	19,196	14,214
General and administrative	4,807	4,174	18,319	10,642
Other expense, net	180	181	550	516
Total stock-based compensation expenses	$19,207	$16,369	$64,864	$47,901

(2) Includes amortization of certain intangible assets, as follows:
General and administrative	$20	$20	$60	$60

(3) Includes executive officer severance, as follows:
Sales and marketing	$113	$—	$620	$443
General and administrative	—	—	—	1,553
Total executive officer severance	$113	$—	$620	$1,996

Domo, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	October 31,
	2023	2023
Assets
Current assets:
Cash, cash equivalents, and restricted cash	$66,500	$57,387
Accounts receivable, net	78,958	55,208
Contract acquisition costs	15,908	15,794
Prepaid expenses and other current assets	7,447	7,881
Total current assets	168,813	136,270

Property and equipment, net	21,375	26,130
Right-of-use assets	15,255	12,333
Contract acquisition costs, noncurrent	22,299	19,601
Intangible assets, net	2,794	2,760
Goodwill	9,478	9,478
Other assets	2,102	1,647
Total assets	$242,116	$208,219

Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$12,120	$10,451
Accrued expenses and other current liabilities	49,306	43,510
Lease liabilities	4,905	4,407
Current portion of deferred revenue	182,273	158,522
Total current liabilities	248,604	216,890

Lease liabilities, noncurrent	15,271	12,161
Deferred revenue, noncurrent	3,609	4,236
Other liabilities, noncurrent	12,425	13,448
Long-term debt	108,607	112,255
Total liabilities	388,516	358,990

Commitments and contingencies

Stockholders' deficit:
Common stock	35	36
Additional paid-in capital	1,183,921	1,236,895
Accumulated other comprehensive loss	(322)	(784)
Accumulated deficit	(1,330,034)	(1,386,918)
Total stockholders' deficit	(146,400)	(150,771)
Total liabilities and stockholders' deficit	$242,116	$208,219

Domo, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2022	2023	2022	2023
Cash flows from operating activities
Net loss	$(23,711)	$(16,413)	$(85,738)	$(56,884)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,269	1,636	4,089	4,738
Non-cash lease expense	987	1,063	3,362	3,235
Amortization of contract acquisition costs	4,247	4,398	12,825	13,354
Stock-based compensation	19,207	16,369	64,864	47,901
Other, net	1,135	1,072	3,027	3,643
Changes in operating assets and liabilities:
Accounts receivable, net	(4,166)	(3,022)	10,835	23,750
Contract acquisition costs	(4,405)	(4,016)	(11,687)	(10,921)
Prepaid expenses and other assets	1,282	291	2,063	(173)
Accounts payable	384	998	13,291	(966)
Operating lease liabilities	(1,239)	(1,237)	(3,378)	(4,054)
Accrued and other liabilities	3,527	(608)	(11,872)	(3,361)
Deferred revenue	(4,999)	(4,856)	(9,740)	(23,124)
Net cash used in operating activities	(6,482)	(4,325)	(8,059)	(2,862)

Cash flows from investing activities
Purchases of property and equipment	(1,657)	(2,714)	(5,073)	(9,214)
Purchases of intangible assets	—	—	—	(26)
Net cash used in investing activities	(1,657)	(2,714)	(5,073)	(9,240)

Cash flows from financing activities
Proceeds from shares issued in connection with employee stock purchase plan	—	1,374	1,563	3,406
Proceeds from structured payables	6,624	—	6,624	—
Payments on structured payables	(6,624)	—	(6,624)	—
Proceeds from exercise of stock options	56	62	861	65
Net cash provided by financing activities	56	1,436	2,424	3,471
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(729)	(862)	(1,771)	(482)
Net decrease in cash, cash equivalents, and restricted cash	(8,812)	(6,465)	(12,479)	(9,113)
Cash, cash equivalents, and restricted cash at beginning of period	79,894	63,852	83,561	66,500
Cash, cash equivalents, and restricted cash at end of period	$71,082	$57,387	$71,082	$57,387

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2022	2023	2022	2023
Reconciliation of Subscription Gross Margin on a GAAP Basis to Subscription Gross Margin on a Non-GAAP Basis:
Revenue:
Subscription	$69,041	$71,293	$201,022	$213,594
Cost of revenue:
Subscription	11,342	11,523	32,721	33,588
Subscription gross profit on a GAAP basis	57,699	59,770	168,301	180,006
Subscription gross margin on a GAAP basis	84%	84%	84%	84%

Stock-based compensation	667	670	2,176	1,958
Subscription gross profit on a non-GAAP basis	$58,366	$60,440	$170,477	$181,964
Subscription gross margin on a non-GAAP basis	85%	85%	85%	85%

Reconciliation of Total Operating Expenses on a GAAP Basis to Total Operating Expenses on a Non-GAAP Basis:
Total operating expenses on a GAAP basis	$78,624	$72,121	$246,921	$223,904
Stock-based compensation	(18,052)	(15,159)	(60,799)	(44,116)
Amortization of certain intangible assets	(20)	(20)	(60)	(60)
Executive officer severance (1)	(113)	—	(620)	(1,996)
Total operating expenses on a non-GAAP basis	$60,439	$56,942	$185,442	$177,732

Reconciliation of Operating Loss on a GAAP Basis to Operating Income (Loss) on a Non-GAAP Basis:
Operating loss on a GAAP basis	$(18,512)	$(11,222)	$(72,788)	$(41,534)
Stock-based compensation	19,027	16,188	64,314	47,385
Amortization of certain intangible assets	20	20	60	60
Executive officer severance (1)	113	—	620	1,996
Operating income (loss) on a non-GAAP basis	$648	$4,986	$(7,794)	$7,907

Reconciliation of Operating Margin on a GAAP Basis to Operating Margin on a Non-GAAP Basis:
Operating margin on a GAAP basis	(23)%	(14)%	(32)%	(17)%
Stock-based compensation	24	20	28	19
Executive officer severance (1)	—	—	1	1
Operating margin on a non-GAAP basis	1%	6%	(3)%	3%

Reconciliation of Net Loss on a GAAP Basis to Net Loss on a Non-GAAP Basis:
Net loss on a GAAP basis	$(23,711)	$(16,413)	$(85,738)	$(56,884)
Stock-based compensation	19,207	16,369	64,864	47,901
Amortization of certain intangible assets	20	20	60	60
Executive officer severance (1)	113	—	620	1,996
Net (loss) income on a non-GAAP basis	$(4,371)	$(24)	$(20,194)	$(6,927)

Reconciliation of Net Loss per Share on a GAAP Basis to Net Loss per Share on a Non-GAAP Basis:
Net loss per share on a GAAP basis	$(0.69)	$(0.45)	$(2.53)	$(1.59)
Stock-based compensation	0.56	0.45	1.91	1.34
Executive officer severance (1)	—	—	0.01	0.06
Net loss per share on a non-GAAP basis	$(0.13)	$—	$(0.61)	$(0.19)

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2022	2023	2022	2023
Billings:
Total revenue	$79,026	$79,675	$229,021	$238,805
Add:
Deferred revenue (end of period)	157,915	158,522	157,915	158,522
Deferred revenue, noncurrent (end of period)	3,100	4,236	3,100	4,236
Less:
Deferred revenue (beginning of period)	(163,454)	(164,882)	(168,335)	(182,273)
Deferred revenue, noncurrent (beginning of period)	(2,560)	(2,732)	(2,420)	(3,609)
Decrease in deferred revenue (current and noncurrent)	(4,999)	(4,856)	(9,740)	(23,124)
Billings	$74,027	$74,819	$219,281	$215,681

Reconciliation of Net Cash Used in Operating Activities to Adjusted Free Cash Flow:
Net cash used in operating activities	$(6,482)	$(4,325)	$(8,059)	$(2,862)
Proceeds from shares issued in connection with employee stock purchase plan	—	1,374	1,563	3,406
Purchases of property and equipment	(1,657)	(2,714)	(5,073)	(9,214)
Adjusted free cash flow	$(8,139)	$(5,665)	$(11,569)	$(8,670)

(1) During the current fiscal year, we revised our definition for non-GAAP statement of operations line items to adjust for executive severance expenses. We have revised the prior period amounts to conform to our current period presentation.